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                                                                    EXHIBIT 10.9

                  THE ULTIMATE BAND LIST, LLC/ARTISTDIRECT, LLC

                EXCHANGE, CONTRIBUTION AND DISTRIBUTION AGREEMENT

       This Exchange, Contribution and Distribution Agreement (the "Agreement") is made as of May 18, 1999 by and among ARTISTdirect, LLC, a California limited liability company ("AD"), ARTISTdirect New Media, LLC, a California limited liability company and indirectly wholly-owned subsidiary of AD ("ADNM"), The Ultimate Band List, LLC, a California limited liability company (the "UBL"), Marc Geiger ("Geiger"), Don Muller ("Muller") and each of the unitholders of the UBL (other than ADNM) listed on the signature pages hereto (individually, a "Unitholder," and collectively, the "Unitholders").

                              W I T N E S S E T H:

       WHEREAS, each of AD, ADNM and the Unitholders have agreed that it is in the best interests of all that (i) each of the Unitholders exchange their Common Units ("UBL Common Units") and/or Series A Preferred Units ("UBL Series A Preferred Units"), and all accrued and unpaid Preferred Return thereon, as applicable, in the UBL (collectively, the "UBL Units") for Common Units ("AD Common Units") and/or Series A Preferred Units ("AD Series A Preferred Units") in AD (collectively, the "AD Units"), and an identical amount of accrued and unpaid Preferred Return thereon, and (ii) ADNM convert its Series B Preferred Units in the UBL ("UBL Series B Preferred Units") into UBL Common Units, and then distribute such UBL Common Units, as well as its other UBL Common Units, to AD and to ARTISTdirect Holdings, LLC, a California limited liability company and direct wholly-owned subsidiary of AD ("AD Holdings"), such that upon consummation of such distribution, AD and AD Holdings will hold a 99% and 1% interest in the UBL, respectively, each of such transactions to occur on the terms and conditions outlined in this Agreement; and

       WHEREAS, to effect the foregoing, (i) the Unitholders have agreed to make an aggregate capital contribution to AD in the form of 8,042,134.01 UBL Common Units and 1,940,000 UBL Series A Preferred Units, and in exchange therefor, AD has agreed to issue to the Unitholders, upon the terms and conditions provided in this Agreement and in that certain Second Amended and Restated Operating Agreement of ARTISTdirect, LLC to be entered into in connection herewith (as so amended, the "Operating Agreement"), an aggregate of 15,469,494 AD Common Units and an aggregate of 3,372,921 AD Series A Preferred Units, all as specified further on the signature pages to this Agreement, (ii) in connection therewith, all accrued and unpaid Preferred Return on such UBL Series A Preferred Units shall become an identical amount of accrued and unpaid Preferred Return on the AD Series A Preferred Units issued in exchange therefor, (iii) in order to induce Rick Rubin ("Rubin") to exchange UBL Common Units for AD Common Units hereunder and to cause the equalization of the ownership of Rubin, Geiger and Muller, Geiger has agreed to contribute 491,467 AD Common Units to the capital of AD, Muller has agreed to contribute 995,819 AD Common Units to the capital of AD, and Rubin will receive an aggregate of 1,487,286 AD Common Units (which is in excess of the number of AD Common Units which



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it would have otherwise received pursuant to the terms of this Agreement based upon its proportionate ownership of its UBL Common Units otherwise to be exchanged for AD Common Units), and (iv) ADNM has agreed to make an aggregate distribution of 9,281,452 UBL Common Units to AD and 93,752 UBL Common Units to AD Holdings.

       NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Unitholders, AD, ADNM and the UBL hereby agree as follows:

                               A G R E E M E N T:

       Terms used herein which are not defined shall have such definitions as are given to them in the Operating Agreement.

                                    SECTION 1

            The Exchange, Contribution and Distribution Transactions

       1.1 Exchange Transaction. Subject to the terms and conditions set forth in this Agreement and in the Operating Agreement, upon execution of this Agreement, (a) each Unitholder agrees to exchange that number of UBL Common Units and UBL Series A Preferred Units set forth after such Unitholder's name on the signature pages to this Agreement in return for that portion of the AD Common Units and AD Series A Preferred Units listed thereat, and AD agrees to issue such AD Units to the Unitholders in exchange for such UBL Units, all as specified further on the signature pages to this Agreement, and (b) in connection with such exchange, the accrued and unpaid, Preferred Return on such UBL Series A Preferred Units set forth after such Unitholder's name on the signature pages to this Agreement shall become an identical amount of accrued and unpaid Preferred Return on the AD Series A Preferred Units issued in exchange therefor, and such UBL Units and the accrued and unpaid Preferred Return on such UBL Series A Preferred Units shall be deemed cancelled.

       1.2 Contribution Transaction. Subject to the terms and conditions set forth in this Agreement and in the Operating Agreement, upon execution of this Agreement, Geiger shall contribute 491,467 AD Common Units to the capital of AD, Muller shall contribute 995,819 AD Common Units to the capital of AD, and Rubin will receive an aggregate of 1,487,286 AD Common Units (which in excess of the number of AD Common Units which he would have otherwise received pursuant to the terms of this Agreement based upon his proportionate ownership of UBL Common Units otherwise to be exchanged for AD Common Units) as set forth on the signature pages to this Agreement, in order that the percentage ownership in AD of each of Rubin, Geiger and Muller will be equal after giving effect to such contribution and issuance and the other transactions contemplated by this Agreement.

                                       2.


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       1.3 Distribution Transaction. Subject to the terms and conditions set forth in this Agreement and in the Operating Agreement, upon execution of this Agreement, ADNM agrees to convert all of its UBL Series B Preferred Units, and all accrued and unpaid Preferred Return thereon, into UBL Common Units, and to distribute such UBL Common Units, along with the 7,350,000 UBL Common Units that it already owns, to AD and AD Holdings, as follows: ADNM will distribute 9,281,452 of such UBL Common Units to AD, and will distribute 93,752 of such UBL Common Units to AD Holdings, so that after giving effect to such distributions, AD and AD Holdings will hold a 99% and 1% interest in ADNM, respectively.

                                    SECTION 2

                          Closing, Payment and Delivery

       2.1 Closing Date and Place of Closing. The closing (the "Closing") shall be held on May 18, 1999 (the "Closing Date") and shall be held at the offices of Riordan & McKinzie, 300 S. Grand Avenue, 29th Floor, Los Angeles, California 90071-3109 or on such other date and at such other place as shall be mutually agreed to by the parties hereto.

       2.2 Payment and Delivery. At the Closing, AD will deliver to each Unitholder a fully executed copy of the Operating Agreement, whereby such Unitholder shall become the holder of that number of AD Units set forth next to such Unitholder's name on the signature pages hereto.

                                    SECTION 3

                      Representations and Warranties of AD

       AD hereby represents and warrants to the Unitholders that, except as set forth on the "Schedule of Exceptions" attached as Exhibit A hereto which refers specifically to the representations and warranties in this Agreement and which reasonably identifies the basis for an exception thereto:

       3.1 Capitalization. Exhibit A sets forth both prior to and after giving effect to the Closing, the authorized equity capital of AD and the number of issued and outstanding securities of each class of securities of AD. All of the issued and outstanding securities, including the AD Units to be issued pursuant to the terms of this Agreement, are validly issued, fully paid and non-assessable. Except as set forth in the Operating Agreement or on Exhibit A, there are (i) no existing options, warrants, calls, commitments or other contracts to which AD is a party requiring, and no convertible securities of AD outstanding which upon conversion would require, the issuance of any additional securities of AD, or other securities convertible into securities of AD, (ii) no contracts to which AD is a party, with respect to the voting or Transfer of such securities and (iii) no shareholders' preemptive rights or rights of first refusal or other similar

                                       3.


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rights with respect to the issuance of securities by AD. True and correct copies of the Articles of Organization of AD and the Operating Agreement have been delivered to the Unitholders.

       3.2 Authorization and Issuance of Units. The issuance by AD of the AD Units has been duly authorized by all necessary action on the part of AD and, upon issuance in accordance with the terms hereof, the AD Units will be validly issued, fully paid and non-assessable, free and clear of all liens.

       3.3 Securities Laws. In reliance on the investment representations contained in Section 4.4 of this Agreement, and assuming that each of the Unitholders resides at the address listed in Section 12.4 of this Agreement, the offer, issuance, sale and delivery of the AD Units, as provided in this Agreement, are exempt from the registration requirements of the Securities Act and all California state securities laws, and are otherwise in compliance with such laws. Neither AD nor any Person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the AD Units to the registration requirements of Section 5 of the Securities Act.

       3.4 Existence; Compliance with Law. AD (i) is a limited liability company duly organized, validly existing and in good standing under the laws of its applicable jurisdiction of organization; (ii) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which the failure to so qualify or to be in good standing would not have a material adverse effect on the properties, business, condition (financial or otherwise) or results of operations (a "Material Adverse Effect") of AD; (iii) has the requisite power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now being conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct except where such failure would not have or could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect on AD; (v) is in compliance with its organizational documents and operating agreements; and (vi) is in compliance with all applicable provisions of law, except for such noncompliance which would not have, or could not reasonably be expected to have, a Material Adverse Effect on AD.

       3.5 Subsidiaries. Except as disclosed on Exhibit A, there are no subsidiaries of AD, and AD does not hold any securities or other proprietary interest, directly or indirectly, of any Person or have any agreement or arrangement to acquire any securities or other proprietary interest other than the interests described in Exhibit A.

       3.6 Power, Authorization; Enforceable Obligations. Except as set forth in Exhibit A (a) the execution, delivery and performance by AD of this Agreement and all agreements to be executed and delivered in connection herewith (the "Ancillary Agreements") to which it is a party and all other instruments and documents to be delivered by AD, the issuance by AD of the

                                       4.


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AD Units and the consummation of the other transactions contemplated by any of the foregoing: (i) are within AD's power and authority; (ii) have been duly authorized by all necessary or proper action; (iii) are not in contravention (with or without the lapse of time or giving of notice or both) of any provision of AD's organizational documents or Operating Agreement; (iv) do not and will not violate (with or without the lapse of time or giving of notice or both) any law, or any order or decree of any governmental authority; (v) do not and will not (with or without the lapse of time or giving of notice or both) conflict with or result in the breach or termination of, constitute a default under, accelerate any performance required by, give rise to any right to increase the obligations or otherwise modify the terms under, any contract to which AD is a party or by which AD or any of its assets or property is bound; (vi) do not and will not (with or without the lapse of time or giving of notice or both) result in the creation or imposition of any lien upon any of the assets or property of AD; and (vii) do not require the consent or approval of, or any filing with, any governmental authority or any other Person, except in the case of (iv), (v),
(vi) and (vii) for such violations, conflicts, breaches, terminations, defaults, accelerations, rights, modifications, liens, consents, approvals or filings which, singly or in the aggregate, would not have or could not reasonably be expected to have, a Material Adverse Effect on AD. Each of this Agreement and the other Ancillary Agreements to which AD is a party has been duly executed and delivered by AD and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a legal, valid and binding obligation of AD, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

       3.7 Securities Act. It is acquiring the UBL Units for investment and not with the current view to, or for resale in connection with, any distribution thereof, other than in compliance with Federal and State securities laws. It is an "accredited investor" within the meaning of the Securities Act and the rules thereunder, and understands that the UBL Units have not been registered under the Securities Act nor qualified under any State blue sky law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent expressed herein. It acknowledges that the UBL Units must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

       3.8 Disclosure. The representations and warranties of AD contained in (i) this Agreement and the exhibits attached hereto and (ii) any certificate furnished or to be furnished to the Unitholders at the Closing, when read together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

       3.9 Investment Company. AD is not and, after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, will not be an "investment company" as defined in the Investment Company Act of 1940.

                                       5.


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                                    SECTION 4

                  Representations and Warranties of Unitholders

       Each Unitholder hereby represents and warrants to AD, individually and not collectively, that:

       4.1 Existence; Power and Authority. If not an individual, it (i) is a limited liability company, partnership or corporation duly organized, validly existing and in good standing under the laws of its applicable jurisdiction of organization or formation, and (ii) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which the failure to so qualify or to be in good standing would not have a Material Adverse Effect on such entity). Whether or not it is an individual, it has all requisite power, authority and capacity to enter into this Agreement and the Ancillary Agreements to which it is a party and all other documents to be executed and delivered by it pursuant to the terms hereof, to exchange the UBL Units to be exchanged by it, and to carry out and perform its other obligations under such agreements and other documents

       4.2 Authorization; No Conflicts. All action on the part of it necessary for the authorization, execution, delivery and performance by it of this Agreement and the Ancillary Agreements to which it is a party, and for the consummation of the transactions contemplated herein, has been taken. This Agreement and the Ancillary Agreements to which it is a party have been duly executed and delivered by it, and assuming the due authorization, execution and delivery by the other parties hereto, will be a valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The execution, delivery and performance by it of this Agreement and the Ancillary Agreements to which it is a party and compliance therewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, or require any consent under, (i) any provision of state or federal law to which it is subject, or (ii) any mortgage, indenture, agreement, instrument, judgment, decree, order, or, to the best knowledge of it, any rule or regulation or other restriction to which it is a party or by which it or any of its assets are bound.

        4.3 Representations Regarding Exchange of UBL Units.

               (a) It has good and valid title to the UBL Units being exchanged by it pursuant to this Agreement, free and clear of all liens, encumbrances, security interests and claims whatsoever;

                                       6.


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               (b) Upon exchange of its portion of the UBL Units, as provided herein, at the Closing, it will convey to AD good and valid title to such UBL Units, free and clear of all liens, encumbrances and security interests of any kind; and

               (c) No actions, suits or proceedings before or by any court or governmental agency, body or authority, or arbitrator are pending or threatened or contemplated, seeking to prevent the exchange of the UBL Units or the consummation of the transactions contemplated by this Agreement.

        4.4 Representations Regarding Receipt of AD Units. It:

               (a) is acquiring the AD Units for its own account, for investment purposes and not with a current view to the distribution thereof, and will not, directly or indirectly, subdivide, offer or Transfer any of the AD Units (or solicit any offers to buy, purchase, or otherwise acquire any of the AD Units), other than in compliance with Federal and State securities laws and the terms of the Operating Agreement and the Securities Purchase Agreement (as defined in
Section 11);

               (b) is an "accredited investor" within the meaning of the Securities Act and the rules thereunder, and understands that the AD Units have not been registered under the Securities Act nor qualified under any State blue sky law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent expressed herein;

               (c) subject to the provisions of the Operating Agreement and the Securities Purchase Agreement, acknowledges that the AD Units must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available; and

               (d) is aware that AD has a short operating history, and that an investment in the AD Units is highly speculative.

       4.5 Disclosure. The representations and warranties of it contained in (i) this Agreement and the exhibits attached hereto and (ii) any certificate furnished or to be furnished to AD at the Closing, when read together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                                       7.


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                                    SECTION 5

                              Intentionally Omitted

                                    SECTION 6

                         Conditions to Obligations of AD

       The obligation of AD to issue the AD Units in exchange for the UBL Units, and to consummate the other transactions contemplated by this Agreement and the Ancillary Agreements, is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

       6.1 Representations and Warranties. The representations and warranties of each of the Unitholders shall be true and correct in all respects on the Closing Date.

       6.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Unitholders on or prior to the Closing Date shall have been performed or complied with in all respects.

       6.3 Legal Issuance. At the time of the Closing, the exchange of the UBL Units for the AD Units shall be legally permitted by all laws and regulations to which the parties to this Agreement are subject.

       6.4 Qualification. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and exchange of the UBL Units for the AD Units pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

       6.5 Deliveries at Closing. At the Closing, the Unitholders will deliver to AD, as applicable, the following documents:

               (i) the Operating Agreement, in substantially the form attached hereto as Exhibit B, duly executed by each Unitholder; and

               (ii) the Amended and Restated Registration Rights Agreement of AD, in substantially the form attached hereto as Exhibit C (the "Registration Rights Agreement"), duly executed by each Unitholder that is a party thereto.

                                       8.


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                                    SECTION 7

                  Conditions to Obligations of the Unitholders

       The obligations of the Unitholders to exchange their UBL Units for AD Units, and to consummate the other transactions contemplated by this Agreement and the Ancillary Agreements, is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

       7.1 Representations and Warranties. The representations and warranties made by AD shall be true and correct in all respects on the Closing Date.

       7.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by AD on or prior to the Closing Date shall have been performed or complied with in all respects.

       7.3 Legal Issuance. At the time of the Closing, the exchange of the UBL Units for the AD Units shall be legally permitted by all laws and regulations to which the parties to this Agreement are subject.

       7.4 Qualification. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and exchange of the UBL Units for the AD Units pursuant to this Agreement shall have been duly obtained and shall be effect on and as of the Closing.

       7.5 Deliveries at Closing. At the Closing, AD will deliver to the Unitholders, as applicable, the following documents:

               (i) the Operating Agreement, duly executed by AD;

               (ii) the Registration Rights Agreement, duly executed by AD;

               (iii) a long form certificate of good standing (with tax) showing that AD is organized and in good standing in its jurisdiction of organization;

               (iv) copies of the organizational documents of AD, certified as of a recent date by the Secretary of State of the jurisdiction of its organization; and

               (v) a certificate or certificates executed by duly elected officers of AD certifying that the representations and warranties of such entity are true and correct in all respects on the Closing Date, that all covenants, agreements and conditions contained in this Agreement to be performed or complied with by it on or before the Closing Date shall have been so performed or complied with, certifying the organizational documents of AD specified in

                                       9.


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(iv) above, and further certifying the names and signatures of such individuals authorized to sign this Agreement and such certificate and the Ancillary Agreements.

                                    SECTION 8

                              Intentionally Omitted

                                    SECTION 9

                          Indemnification and Liability

        9.1 Indemnity.

               (a) Each Unitholder agrees, individually and not collectively, to indemnify and hold harmless AD, its Affiliates and their respective officers, directors and employees from and against any liabilities, obligations, losses, damages, amounts paid in settlement, penalties, actions, judgments, fines, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind ("Losses") which may be imposed upon, incurred by or asserted against any such party in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreement by such party contained herein, in any other Ancillary Agreement or in any certificate or document delivered pursuant hereto or thereto.

               (b) AD agrees to indemnify and hold harmless the Unitholders from and against any Losses which may be imposed upon, incurred by or asserted against them in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreement by AD contained herein or in any certificate or document delivered pursuant hereto or thereto.

               (c) Each indemnifying party (an "Indemnifying Party") also agrees to advance expenses as incurred to the fullest extent permitted under applicable law; provided, however, that the party being indemnified (the "Indemnified Party") provides an undertaking to repay such advances to such party if it is ultimately determined that such Indemnified Party is not entitled to indemnification. Each of the Unitholders and AD will cooperate in the defense of any such matter. The rights of the Indemnified Parties to indemnification under this Section 9 shall be their sole and exclusive remedy with respect to any breach of any representation or warranty contained in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the amount to which any Indemnified Party shall be entitled pursuant to this Section 9.1 shall be limited to the Losses actually sustained by such Indemnified Party, net of any tax benefits derived by such Indemnified Party in respect of such Losses.

        9.2 Indemnification Procedures. Any Indemnified Party seeking indemnification pursuant to Section 9.1 with respect to a claim, action, suit or proceeding by a Person who is not

                                       10.


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a Indemnified Party shall give prompt written notice to the Indemnifying Party of the assertion of any claim, or the commencement of any action, suit or proceeding, in respect of which indemnity may be sought hereunder, provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder unless such failure shall prejudice in any material respect the ability of the Indemnifying Party to defend such claim, action, suit or proceeding. The Indemnifying Party shall have the right to assume the defense of any such action, suit or proceeding at its expense; provided, however, that
(i) such claim, action, suit or proceeding seeks only monetary damages and, in the reasonable judgment of the Indemnified Party, the Indemnifying Party has adequate financial and other resources to undertake such defense and satisfy any indemnifiable Losses arising from such action, suit or proceeding and (ii) the selection of counsel is approved by the Indemnified Party (which approval shall not be unreasonably withheld or delayed). If such claim, action, suit or proceeding seeks relief other than or in addition to monetary damages or if the Indemnified Party so determines that the Indemnifying Party does not have adequate resources, or the Indemnifying Party shall elect not to assume the defense of any such action, suit or proceeding, or fails to make such an election within twenty (20) days after it receives such notice pursuant to the first sentence of this Section 9.2, the Indemnified Party may assume such defense with counsel of its choice and at the expense of the Indemnifying Party and shall defend such claim, action, suit or proceeding diligently and in good faith. The Indemnified Party shall have the right to participate in (but not control) the defense of an action, suit or proceeding defended by the Indemnifying Party hereunder and to retain its own counsel in connection with such action, suit or proceeding, but the fees and expenses of such counsel shall be at the Indemnified Party's expense; provided, however, that the Indemnifying Party shall bear the expenses as incurred of counsel to the Indemnified Party if
(i) the Indemnifying Party and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action, suit or proceeding (including impleaded parties) include the Indemnifying Party and the Indemnified Party, and representation of the Indemnifying Party and the Indemnified Party by the same counsel would, in the opinion of counsel to the Indemnified Party, create a conflict; provided further that, unless otherwise agreed by the Indemnifying Party, if the Indemnifying Party is obligated to pay the fees and expenses of such counsel, the Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm, as applicable, for the Indemnified Party, as well as the fees and expenses associated with local counsel. The Indemnifying Party shall not be liable under Section 9.1 for any settlement effected without its written consent, which consent will not be unreasonably withheld or delayed, of any claim, action, suit or proceeding in respect of which indemnity may be sought hereunder.

                                   SECTION 10

                                    Expenses

       AD, ADNM, the UBL and the Unitholders shall each bear their own legal and other expenses and costs incurred in connection with the negotiation and execution of this Agreement and each other Ancillary Agreement and the transactions contemplated hereby and thereby.

                                       11.


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                                   SECTION 11

         Consent to Termination of Certain Agreements; Waivers of Rights

       By execution of this Agreement, each of Geiger, Muller, ADNM, the UBL and the Unitholders that are parties to such documents hereby consents to and agrees that, concurrent with the Closing, (i) that certain Amended and Restated Registration Rights Agreement dated as of October, 1998 by and among the UBL, Constellation Venture Capital, L.P., Constellation Ventures (BVI), Inc. (collectively, "Constellation") and Rubin, (ii) that certain Voting Agreement and Irrevocable Proxy dated August 12, 1998 by and among Psilos Group Partners, L.P. ("Psilos Group"), Constellation, Geiger and Muller, (iii) that certain Voting Agreement and Irrevocable Proxy dated October 1, 1998, by and among DreamMedia Internet Ventures, LLC ("Dream Media"), Constellation, Geiger and Muller, (iii) that certain Voting Agreement and Irrevocable Proxy dated December 1, 1998, by and among Carl Kawabe ("Kawabe"), Constellation, Geiger and Muller and (iv) that certain Voting Agreement and Irrevocable Proxy dated December 1, 1998, by and among CCP/Psilos UBL, LLC ("CCP", and together with Psilos Group, "Psilos"), Constellation, Geiger and Muller, shall terminate and be of no further force and effect. In addition, each of Geiger, Muller, ADNM, the UBL and the Unitholders that may have certain rights, in connection with the transactions contemplated by this Agreement, pursuant to (i) Section 5.1(h) and
Section 5.1(j) of that certain Securities Purchase Agreement dated as of July 28, 1998 by and among AD, the UBL and Constellation (as amended, the "Securities Purchase Agreement"), (ii) Section 12 of that certain Amended and Restated Operating Agreement of the UBL dated as of July 28, 1998, as amended, and (iii)
Section 3.8(d)(i) and Section 12 of the Amended and Restated Operating Agreement of AD, as amended, hereby consents to and agrees to waive such rights solely in connection with the transactions contemplated by this Agreement.

                                   SECTION 12

                                  Miscellaneous

       12.1 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of California without regard to the principles thereof relating to conflict of laws. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of Los Angeles, State of California. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 12.4 hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

       12.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

                                       12.

       12.3 Entire Agreement. This Agreement (including any Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

       12.4 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged (including by recognized overnight courier service) or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

       If to the UBL, AD,           ARTISTdirect, LLC
         ADNM, Geiger or            The Ultimate Band List, LLC
         Muller:                    ARTISTdirect New Media, LLC
                                    17835 Ventura Boulevard, Suite 310
                                    Encino, California 91316
                                    Attention: Robert Morse
                                    Telecopy: (818) 758-8722
                                    Telephone: (818) 758-8700

       in each case with copies to: Thomas M. Cleary, Esq.
                                    Riordan & McKinzie
                                    300 S. Grand Avenue, 29th Floor
                                    Los Angeles, California  90071-3109
                                    Telecopy:  (213) 229-8550
                                    Telephone:  (213) 229-8529

       and to:                      Allen D. Lenard, Esq.
                                    Lenard & Gonzalez LLP
                                    1900 Avenue of the Stars, 25th Floor
                                    Los Angeles, California  90067
                                    Telecopy:  (310) 552-0740
                                    Telephone:  (310) 282-8980

       If to Rubin:                 Rick Rubin
                                    c/o Alan S. Halfon
                                    Alan S. Halfon & Company
                                    9595 Wilshire Boulevard, Suite 505
                                    Beverly Hills, CA  90212
                                    Telephone:     (310) 385-1341
                                    Telecopy:      (310) 388-9516


                                       13.

       with copies to:              Mitch Tenzer, Esq.
                                    Ziffren, Brittenham, Branca & Fischer
                                    2121 Avenue of the Stars, 32nd Floor
                                    Los Angeles, California 90067
                                    Telecopy: (310) 553-7068

       and to:                      David L. Gersh, Esq.
                                    Paul, Hastings, Janofsky & Walker
                                    555 S. Flower Street, 23rd Floor
                                    Los Angeles, California 90071-2371
                                    Telecopy: (213) 617-0705

       If to Constellation:         Constellation Venture Capital, L.P. and
                                    Constellation Venture (BVI), Inc.
                                    c/o Constellation Ventures Management LLC
                                    575 Lexington Avenue
                                    New York, New York  10022
                                    Attention:  Clifford H. Friedman
                                    Telecopy:  (212) 272-7060

       with a copy to:              Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attention:  Howard J. Rothman, Esq.
                                    Telecopy:  (212) 715-8000
                                    Telephone:  (212) 715-9100

       If to Kawabe:                Carl Kawabe
                                    Donaldson, Lufkin & Jenrette
                                     Securities Corporation
                                    2121 Avenue of the Stars, 30th Floor
                                    Los Angeles, California 90067
                                    Telecopy: (310) 282-6178

       If to Psilos Group:          Psilos Group Partners, L.P.
                                      or CCP/Psilos UBL, LLC
                                    c/o Psilos Group
                                    152 W. 57th Street, 33rd Floor
                                    New York, New York  10019
                                    Attention: Albert Waxman, Ph.D.
                                    Telecopy: (212) 957-2013

                                       14.

       with a copy to:              Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attention:  Howard J. Rothman, Esq.
                                    Telecopy:  (212) 715-8000
                                    Telephone:  (212) 715-9100

       If to DreamMedia:            DreamMedia Internet Ventures, LLC
                                    108 5th Street S.E., Suite 304
                                    Charlottesville, Virginia 22902
                                    Attention:  Chet Lyons

       with a copy to:              Foley Hoag & Eliot LLP
                                    One Post Office Square
                                    Boston, MA  02109
                                    Attention:  Bruce Kinn, Esq.
                                    Telecopy:  (617) 832-7000
                                    Telephone:  (617) 832-1137

       If to Blum:                  Scott Blum
                                    Imusic, Inc.
                                    516 East Harrison
                                    Seattle, Washington  98102
                                    Telecopy:  (206) 720-0101
                                    Telephone:  (206) 720-0100

       with copies to:              Paul Norris
                                    Anderson Godwin de Regt
                                    3930 Two Union Square
                                    601 Union Street
                                    Seattle, Washington  98101
                                    Telecopy:  (206) 628-3049
                                    Telephone:  (206) 625-0707

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) business days after the same shall have been deposited with the United States mail.

       12.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any

                                       15.

similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

       12.6 Severability. In case any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby and such remaining provisions shall be given effect, as nearly as may be, to carry out the intent of the parties.

       12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       12.8 Amendment. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by AD and the Unitholders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that Dream Media, Kawabe, Scott Blum and Psilos hereby grant to Constellation a limited irrevocable power of attorney to act as the agent and attorney-in-fact for such Unitholder, without power of substitution, for the sole purpose of approving any amendments to or waivers of this Agreement on behalf of such Unitholder, but other than an amendment or waiver pertaining to this Agreement which would amend the liability of such Unitholder for breaches of representations and warranties under this Agreement, or the AD Units to be issued to such Unitholder as specified on the signature page to this Agreement, it being expressly understood and agreed that this limited, irrevocable power of attorney is coupled with an interest. No action taken pursuant to this Agreement, including, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

       12.9 Remedies. Except as provided in the penultimate sentence of Section 9.1, (a) AD and the Unitholders shall be entitled to specific performance, injunctive relief or any other equitable remedy against the other, as applicable, without the posting of a bond, or proof of actual damages, in the event of breach or threatened breach of any provision of this Agreement and (b) each of the parties to this Agreement agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement, and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys fees in addition to any other available remedy.

                                       16.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.

                                       AD:

                                       ARTISTdirect, LLC
                                       a California limited liability company

                                       By:   _________________________________
                                              Marc Geiger,
                                              Co-Chief Executive Officer

                                       UBL:

                                       The Ultimate Band List, LLC,
                                       a California limited liability company

                                       By:   _________________________________
                                          Marc Geiger,
                                          Co-Chief Executive Officer

                                       ADNM:

                                       ARTISTdirect New Media, LLC,
                                       a California limited liability company

                                       By:   _________________________________
                                             Name:
                                             Title:

                                       GEIGER:
                                       ---------------------------------------
                                       Marc Geiger

                                       MULLER:

                                       ---------------------------------------
                                       Donald Muller



                                       17.



 Number of                Amount of     Number of
AD Series A  Number of   Accrued and   UBL Series A    Number of
 Preferred   AD Common     Unpaid       Preferred      UBL Common
  Units to    Units to    Preferred     Units to be    Units to be
 be Issued   be Issued     Return       Exchanged      Exchanged            Name and Signature
-----------  ---------   -----------   ------------    -----------          ------------------
     0       14,787,722       0             0          7,650,000  RUBIN:

                                                                  Rick Rubin

 1,439,577       0       $66,786.42      828,000           0      Constellation Venture Capital, L.P.

                                                                  By:   Constellation Ventures Management
                                                                         LLC,
                                                                          as General Partner

                                                                   By:   __________________________
                                                                         Clifford H. Friedman,
                                                                         Member

  646,766        0       $30,005.49      372,000           0      Constellation Ventures (BVI), Inc.


                                                                  By:   __________________________
                                                                        Clifford H. Friedman,
                                                                        President and Chief Executive Officer

  521,586        0       $18,666.66      300,000           0      DreamMedia Internet Ventures, L.L.C.


                                                                  By:   __________________________
                                                                        Name:
                                                                        Title:

   69,545        0        $1,808.21       40,000           0

                                                                  ----------------------------------
                                                                  Carl Kawabe

  278,179        0        $5,865.94       160,000          0      CCP/Psilos UBL, LLC

                                                                  By:   Psilos Group Investors, LLC
                                                                  Its:  Managing Member

                                                                  By:   __________________________
                                                                        Albert S. Waxman, Ph.D.
                                                                        Senior Managing Director

                                       18.



  417,269        0       $18,262.06       240,000          0      Psilos Group Partners, L.P.


                                                                  By:   __________________________
                                                                        Albert S. Waxman, Ph.D.
                                                                        Senior Managing Director

     0        681,772         0              0         392,134.01

                                                                  ---------------------------------
                                                                  Scott Blum

                                       19.

                                  EXHIBIT INDEX

EXHIBIT A             Schedule of Exceptions (AD)

EXHIBIT B             Operating Agreement

EXHIBIT C             Registration Rights Agreement

                                    EXHIBIT A

                             SCHEDULE OF EXCEPTIONS

                                      (AD)

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

                                    See Tab 6

                                    EXHIBIT B

                               OPERATING AGREEMENT

                                    See Tab 4